News Release
FOR IMMEDIATE RELEASE
Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook, Multiple Acquisitions
and Record Share Repurchases

▪Preliminary third quarter net sales of $2.12 billion to $2.13 billion, net income of $128 million to $140 million and Adjusted EBITDA (Non-GAAP) of $267 million to $275 million

▪Maintains fiscal 2026 net sales outlook and updates Adjusted EBITDA (Non-GAAP) outlook to $950 million to $960 million, from $950 million to $980 million

▪Completes three acquisitions with over $250 million in combined annual revenue

▪Repurchases a quarterly record $171 million of shares

ST. LOUIS, Nov. 10, 2026—Core & Main, Inc. (NYSE: CNM) (“Core & Main” or the “Company"), a leading specialty distributor dedicated to advancing reliable infrastructure with local service, nationwide, today announced, in advance of its participation at the 2026 Baird Global Industrial Conference, preliminary estimated financial results for the third quarter ended November 1, 2026, an updated fiscal 2026 outlook, its third consecutive quarter of record open-market share repurchases and the completion of three acquisitions. The Company expects to report full third quarter fiscal 2026 results on December 8, 2026.

Unaudited Preliminary Estimated Results for the Third Quarter Ended November 1, 2026

Set forth below are unaudited preliminary estimated financial results for the Company for the third quarter of fiscal 2026, based on information available as of the date of this press release. This summary is not a comprehensive statement of our financial results for the quarterly period. The amounts are preliminary estimates and are subject to revision based on completion of the Company’s quarter-end financial closing process, final review by management, the related external review of the Company’s results of operations and the preparation of full financial statements and related notes. While we expect that our final financial results for the third quarter of fiscal 2026, following the completion of our quarter-end financial closing procedures, will be within the ranges described above, our actual results may differ materially from these estimates as a result of the completion of such closing procedures as well as final adjustments and other developments that may arise between now and the time that our financial results for this quarterly period are finalized.

The preliminary financial information included in this news release has been prepared by, and is the responsibility of the Company. PricewaterhouseCoopers LLP, an independent registered public accounting firm and the Company’s auditor, has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the preliminary financial information. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The processes used to produce the preliminary financial information required a greater degree of estimation and assumptions than a typical period-end closing process. This preliminary information should not be considered a substitute for financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), and investors should not place undue reliance on it.

The preliminary estimates are not necessarily indicative of results for any future period or the full fiscal year and should be read together with the Company’s filings with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to update or revise the preliminary estimates.

cont.

	Three Months Ended
	November 1, 2026 (low end of the range)	November 1, 2026 (high end of the range)	November 2, 2025
	Dollars in millions, unaudited
Net sales	$2,120	$2,130	$2,062
Net income	$128	$140	$143
Adjusted EBITDA(1)	$267	$275	$274

(1) Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for the definition and reconciliation to net income, the most directly comparable GAAP measure.

Preliminary Third Quarter Results and Updated Fiscal 2026 Outlook

In the third quarter, Core & Main delivered 3% sales growth amid a mixed demand environment. Preliminary Adjusted EBITDA (Non-GAAP) was affected by higher transportation costs and investments in greenfields to drive long-term growth. Based on these preliminary results and current expectations for the remainder of the fiscal year, the Company maintains its fiscal 2026 net sales outlook of $7.8 billion to $7.9 billion and now expects fiscal 2026 Adjusted EBITDA (Non-GAAP) of $950 million to $960 million. The updated outlook continues to reflect stable municipal demand along with contributions from completed acquisitions, partially offset by softer-than-anticipated residential lot development and light commercial activity.

“We continue to execute our strategy across multiple avenues for growth, strengthening our platform through acquisitions in storm drainage, fusible HDPE and smart utility solutions and completing another record quarter of open market share repurchases,” said Mark Witkowski, Chief Executive Officer of Core & Main. “We also continue to invest organically in our business, opening a record eight greenfield locations year to date. We remain confident in our strategy and focused on the opportunities ahead as we continue to position Core & Main for long-term growth and value creation.”

Acquisitions and Share Repurchases

Core & Main completed the following acquisitions, representing over $250 million in combined annual revenue:

▪In September, Core & Main acquired Southwest Stormwater Solutions, which operates from one location in Phoenix, Arizona. Southwest Stormwater Solutions is a provider of proprietary underground stormwater vault systems for municipalities, contractors and civil engineers,

▪In October, Core & Main acquired Gajeske, LLC ("Gajeske"), based in Houston, Texas. Gajeske is a leading distributor of fusible HDPE pipe and fittings with deep technical expertise, providing fabrication, equipment rental and other value-added services from eight locations across Texas and Oklahoma; and

▪In November, Core & Main acquired KTI Limited and KTI Utility Services (collectively, "KTI"), based in Toronto, Canada. KTI is a distributor and utility solutions provider, offering comprehensive, turnkey meter and AMI solutions, including installation and related field services from seven locations across Ontario and Alberta.

In addition, Core & Main repurchased a record $171 million of shares in the open market during the third quarter of fiscal 2026, bringing year-to-date repurchases to approximately $428 million, with approximately $240 million remaining under its current share repurchase authorization.

Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook and Strategic Updates

Non-GAAP Financial Measures

In addition to providing results that are determined in accordance with GAAP, the Company presents Adjusted EBITDA, which is a non-GAAP financial measure. This measure is not considered a measure of financial performance or liquidity under GAAP, and the items excluded therefrom are significant components in understanding and assessing the Company’s financial performance or liquidity. This measure should not be considered in isolation or as alternatives to GAAP measures such as net income, cash provided by or used in operating, investing or financing activities or other financial statement data presented in the Company’s financial statements as an indicator of the Company’s financial performance or liquidity.

The Company defines EBITDA as net income adjusted for depreciation and amortization, provision for income taxes and interest expense. The Company defines Adjusted EBITDA as EBITDA as further adjusted for certain items management believes are not reflective of the underlying operations of the Company’s business, including but not limited to (a) loss on debt modification and extinguishment, (b) equity-based compensation, (c) expenses associated with the initial public offering and subsequent secondary offerings and (d) other income or other expense. Net income attributable to Core & Main, Inc. is the most directly comparable GAAP measure to Adjusted EBITDA.

The Company uses Adjusted EBITDA to assess the operating results and effectiveness and efficiency of its business. The Company presents this non-GAAP financial measure because it believes that investors consider it to be an important supplemental measure of performance, and it believes that this measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in its industry. Non-GAAP financial measures as reported by the Company may not be comparable to similarly titled metrics reported by other companies and may not be calculated in the same manner. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. For example, Adjusted EBITDA:

•does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on debt;

•does not reflect income tax expenses, the cash requirements to pay taxes or related distributions;

•does not reflect cash requirements to replace in the future any assets being depreciated and amortized; and

•excludes certain transactions or expenses as allowed by the various agreements governing our indebtedness.

Adjusted EBITDA is not an alternative measure of financial performance or liquidity under GAAP and therefore should be considered in conjunction with net income and other performance measures such as gross profit or net cash provided by or used in operating, investing or financing activities and not as alternatives to such GAAP measures. In evaluating Adjusted EBITDA, you should be aware that, in the future, the Company may incur expenses similar to those eliminated in this presentation.

Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook and Strategic Updates

The following table sets forth a reconciliation of net income to Adjusted EBITDA for the periods presented.

	Three Months Ended
	November 1, 2026 (low end of the range)	November 1, 2026 (high end of the range)	November 2, 2025
	Dollars in millions, unaudited
Net income	$128	$140	$143
Depreciation and amortization(1)	46	46	47
Provision for income taxes	42	38	47
Interest expense	39	39	30
EBITDA	$255	$263	$267
Equity-based compensation	3	3	4
Other expenses(2)	9	9	3
Adjusted EBITDA	$267	$275	$274

(1)Includes depreciation of certain assets which are reflected in “cost of sales” in our Statement of Operations.

(2)Represents expenses associated with acquisition and other activities, including transaction costs, contingent consideration arrangement fair value adjustments, post-acquisition employee retention bonuses, severance payments and expense recognition of purchase accounting fair value adjustments (excluding amortization).

No reconciliation of the estimated range for Adjusted EBITDA for fiscal 2026 is included herein because we are unable to quantify certain amounts that would be required to be included in net income attributable to Core & Main, Inc., without unreasonable efforts due to the high variability and difficulty to predict certain items excluded from Adjusted EBITDA. Consequently, we believe such reconciliation would imply a degree of precision that would be misleading to investors. In particular, the effects of acquisition expenses cannot be reasonably predicted in light of the inherent difficulty in quantifying such items on a forward-looking basis. We expect the variability of these excluded items may have an unpredictable, and potentially significant, impact on our future GAAP financial results.

About Core & Main

Based in St. Louis, Core & Main is a leader in advancing reliable infrastructure® with local service, nationwide®. As a specialty distributor with a focus on water, wastewater, storm drainage and fire protection products and related services, Core & Main provides solutions to municipalities, private water companies and professional contractors across municipal, non-residential and residential end markets in the United States and Canada. With more than 370 locations, the Company provides its customers local expertise backed by a national supply chain. Core & Main’s 5,600 associates are committed to helping their communities thrive with safe and reliable infrastructure. Visit coreandmain.com to learn more.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, all statements other than statements of historical or current facts contained in this press release, including statements relating to our intentions, beliefs, assumptions or current expectations concerning, among other things, our future results of operations and financial position, business strategy and plans and objectives of management for future operations, including, among others, statements regarding expected growth, future capital expenditures, capital allocation and debt service obligations, and the anticipated impact on our business.

Some of the forward-looking statements can be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms.
Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook and Strategic Updates

Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results of operations, financial condition, cash flows and the development of the market in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Furthermore, new risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release.

Factors that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, without limitation, declines, volatility and cyclicality in the U.S. residential and non-residential construction markets; slowdowns in municipal infrastructure spending and delays in appropriations of federal funds; our ability to competitively bid for contracts; price fluctuations in our product costs (including effects of tariffs); our ability to manage our inventory effectively, including during periods of supply chain disruptions; risks involved with acquisitions and other strategic transactions, including our ability to identify, acquire, close or integrate acquisition targets successfully; the fragmented and highly competitive markets in which we compete and consolidation within our industry; the development of alternatives to distributors of our products in the supply chain; our ability to hire, engage and retain key personnel, including sales representatives, qualified branch, district and regional managers and senior management; our ability to identify, develop and maintain relationships with a sufficient number of qualified suppliers and the potential that our exclusive or limited supplier distribution rights are terminated; changes in supplier rebates or other terms of our supplier agreements; the availability of freight; the ability of our customers to make payments on credit sales; our ability to identify and introduce new products and product lines effectively; the spread of, and response to, public health crises and the inability to predict the ultimate impact on us; costs and potential liabilities or obligations imposed by environmental, health and safety laws and requirements; regulatory change and the costs of compliance with regulation; changes in stakeholder expectations in respect of environmental, social and governance and sustainability practices; exposure to product liability, construction defect and warranty claims and other litigation and legal proceedings; potential harm to our brand or reputation; difficulties with or interruptions of our fabrication services; safety and labor risks associated with the distribution of our products; interruptions in the proper functioning of our and our third-party service providers' information technology systems, including from cybersecurity threats; impairment in the carrying value of goodwill, intangible assets or other long-lived assets; our ability to continue our customer relationships with short-term contracts; risks associated with operating internationally, including exporting and importing of certain products; our indebtedness and the potential that we may incur additional indebtedness that might restrict our operating flexibility; the limitations and restrictions in the agreements governing our indebtedness, the Amended and Restated Limited Partnership Agreement of Core & Main Holdings, LP, as amended, and the Tax Receivable Agreements (each as defined in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026); increases in interest rates on our variable rate indebtedness; changes in our credit ratings and outlook; our ability to generate the significant amount of cash needed to service our indebtedness; our organizational structure, including our payment obligations under the Tax Receivable Agreements, which may be significant; our ability to sustain an active, liquid trading market for our Class A common stock; and risks related to other factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended February 1, 2026.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook and Strategic Updates

Contacts
Investor Relations:
Landon Althoff, 314-372-0264
InvestorRelations@CoreandMain.com

Media Relations:
Patrick Lunsford, 314-789-0726
Media@CoreandMain.com
Core & Main Announces Preliminary Third-Quarter Fiscal 2026 Results, Updated Fiscal 2026 Outlook and Strategic Updates